Exhibit 99.2

Ameris Bancorp 1 st Quarter 2017 Results Investor Presentation

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . Management of Ameris Bancorp (the “Company”) uses these non - GAAP measures in its analysis of the Company’s performance . These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet . The Company’s management believes that these non - GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period . The Company’s management believes that investors may use these non - GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance . These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Tangible common equity and Tier 1 capital ratios are non - GAAP measures . The Company calculates the Tier 1 capital ratio using current call report instructions . The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company . These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies . This presentation may contain statements that constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward - looking statements, which speak only as of the dates which they were made . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Readers are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward - looking statements as a result of various factors . Readers are cautioned not to place undue reliance on these forward - looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition . Cautionary Statements 1

Almost singular focus of our team right now is “to produce top quartile operating results, consistently” • Manage the momentum we have to produce 20% + growth in loans and deposits in 2017 • Expand non - interest income lines where appropriate to manage their contribution to EPS and ROA • Continue efforts to leverage existing staff and infrastructure to hold efficiency ratio below 60 % Current Focus Consistent Operating Performance Finish Building Platform for $10 billion • Strengthen our support structure and staffing around BSA/AML • Review systems in I/T and data processing as well as other administrative functions to ensure we have the systems and staff in place Drive Earnings Per Share from Organic Sources • Organic sources of loans from existing set of producers ; more resources supporting our relationship managers to support much larger portfolios • Insulate ourselves from rate movements and economic swings with highly stable, non - rate sensitive deposits • Grow capital levels and book value through higher than average ROA and ROTCE • Avoid concentrations ; t ake the long view 2

Earnings Summary – Operating Basis Quarter to Date Results 1Q17 1Q16 Change Operating Earnings $ 21,606 $ 16,400 32% Earnings Per Share $ 0.60 $ 0.50 20% Return on Assets 1.27% 1.17% 9% Return on TCE 15.84% 15.37% 3 % NIM (net of accretion) 3.79% 3.80% 1% Efficiency Ratio 59.67% 65.44% - 9% Net Overhead Ratio 1.57% 1.79% - 12% 3

1Q 2017 Operating Highlights Relative to the linked 4 th Quarter of 2016 , the Company experienced strong growth in revenue with control of operating expenses . This effort was more than adequate to cover the additional costs of the Equipment Finance team and 22 new employees in BSA . • Organic Loan Growth of $98.5 million, or 8.5% annualized • Operating efficiency ratio of 59.7% compared to 65.4% in 1Q 2016 • Total Revenue of $86.3 million, growth of 15.5% compared to 1Q 2016 • Legacy non - accrual assets remained stable at 0.42% of total assets • Net income contribution from lines of business increased to $6.2 million or 29.5% of net income. Standalone efficiency ratio of 58.1% • TBV per share of $16.57, up 26.2% from 1Q 2016 4

Q TD Operating Highlights 1Q17 1Q16 Asset Growth (1) 202,825 (28,673) Asset Growth Rate 11.94% - 0.51% Organic Loan Growth 98,512 78,410 Organic Loan Growth Rate 8.50% 9.87% Total Revenue 86,296 74,722 Total Revenue Growth 15.49% 2.39% Core Operating Expenses (2) 52,396 49,318 Core OPEX Growth 8.08% 4.21% Operating Efficiency (3) 59.67% 65.44% Legacy NPAs / Assets 0.42% 0.50% Credit Related Costs 2,769 2,480 (1) Excluding the acquisition of JAXB (2) Core Operating expenses exclude merger related charges and gain/loss on sale of premises (3) Operating efficiency ratio formula is Core Operating Expenses divided by Net Interest Income and Non - interest income 5

Total Revenue Reliable increases in revenue • Up 17% over 1Q16 • Lines of business up 49% over 1Q16 Diversified between spread and non - interest income: • 67.0% of revenue is spread related • Accretion income down to 3.3% of revenue compared to 3.9% in 1Q 2016 Organic Growth in Non - Interest Income • Non - interest income higher by 6% compared to 1Q 2016 • Represents 1.51% of average assets $53.8 $59.3 $69.7 $68.9 $72.5 $79.7 $83.3 $80.3 $85.0 $30.0 $60.0 $90.0 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Total Quarterly Revenue (in millions) 6

Net Interest Margin $36.2 $38.6 $45.1 $46.5 $48.2 $51.3 $54.4 $56.0 $59.3 4.05% 3.87% 3.81% 3.74% 3.80% 3.70% 3.75% 3.73% 3.79% 2.50% 3.00% 3.50% 4.00% 4.50% $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Net Interest Income before Accretion (in millions) Margin impacted in 1Q 2017 by the following items: • USPF added 7bps in 1Q17 • Capital raise and debt offering reduced margin by 2bps in 1Q17 (expected to reduce margin by additional 5 - 6bps in future quarters) • Improvement in earning asset mix in core bank added 1bp Accretion income a decreasingly lower part of our revenues: • 3.3% of revenue in 1Q2017 • 4.3% of revenue in YTD 2016 • 4.5% of revenue in YTD 2015 Loan Production Details Period Fixed Rate (2) Variable Rate (2) Total 1Q17 309.1 4.32% 204.6 4.63% 513.7 4.44% 4 Q16 323.3 4.43% 175.4 4.27% 498.7 4.37% 1Q16 255.9 4.44% 160.6 4.39% 416.5 4.42% 7

Expenses – 1Q17 • Core bank expenses operating in essentially the same range for 7 quarters while revenue has grown 12 % cumulatively • Line of business expenses have increased 48 % over the past 5 quarters while net income from these groups have increased 52% 1 – Recurring operating expenses exclude Problem loan and OREO costs, merger costs and special compliance charges in 4Q16. Stable levels of OPEX Steady, Recurring Operating Expenses $8.9 $8.7 $8.8 $9.2 $11.3 $12.1 $10.7 $13.7 $31.1 $38.6 $40.2 $38.2 $39.3 $39.6 $37.2 $38.1 0.0 10.0 20.0 30.0 40.0 50.0 60.0 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Core Operating Expenses (in millions) Line Of Business Bank Level 8

LOB Approach to Overall Profitability Retail Mortgage US Premium Finance • Loan production increased 16 % to $ 311 . 8 million in the 1 Q 17 vs . 1 Q 16 • Profitability increased to $ 2 . 8 million in the 1 Q 17 , compared to $ 2 . 6 million in 1 Q 16 • Increased in our model given these results in a weaker mortgage quarter for the industry • Gain on sale percentages are steady . 3 . 45 % in 1 Q 17 , vs . 3 . 37 % in 4 Q 16 and 4 . 10 % in 1 Q 16 • Open pipeline of $ 146 . 3 million at end of 1 Q 17 , up from $ 111 . 6 million at end of 4 Q 16 and $ 161 . 5 million at end of 1 Q 16 Ameris Equipment Finance • Launched in January, 2017 when we recruited 6 professionals formerly with Caterpillar’s captive finance division • Ending 1 Q 2017 with $ 2 mm in loans outstanding, but pipeline is approximately $ 150 million, with $ 50 expected to close in 2 Q 2017 • Expected yields in the 3 . 5 % to 4 . 5 % range with durations of 1 . 5 to 3 years • Current activity centered in on - boarding new customers and recruiting lenders Operating valuable, highly profitable LOBs allows Ameris Bank to be very competitive in its local markets for the best customers while still producing top quartile ROAs and ROTCEs. Mortgage Warehouse Lending Government Guaranteed Lending • Loan production increased $ 82 . 2 million or 14 . 5 % over same quarter in 2016 • Net Income of $ 942 , 000 million, up 41 % from 1 Q 2016 , positively impacted by $ 232 k recovery . Net income higher by 19 % with normalized credit costs • ROA of 3 . 8% , efficiency ratio of 13% • Closed loan production of $ 16 . 3 million compared to $ 10 . 0 million in 1 Q 2016 • Gain on sale percentage steady at 111 . 5% , relative to 110 . 8 % in 1 Q 2016 • Net income higher by 42 % to $ 1 . 2 million compared to $ 833 , 000 in the same quarter of 2016 • Production and Profitability higher in 1 Q 17 vs . 1 Q 16 , despite unfavorable environment • ROA of 1 . 26% , Efficiency ratio of 62 . 55% • Open pipeline at end of 1 Q 17 leads us to believe 2 Q 17 will be strong 9

Top 300 Relationships Relative Size of our Top 300 Relationships • Top Relationships are small relative to our capital levels and our legal lending limit • Looking for larger deals, but not making big bets especially on CRE • Approximately 30 % of our top 50 relationship $ ’s have liquid collateral or are municipal credits backed by taxing authority Relationship Groupings Total Principal (millions ) Percent of Total Portfolio Top 25 relationships $639.9 11.8% Top 50 relationships $984.2 18.2% Top 100 relationships $1,385.3 25.6% Top 250 relationships $2,066.1 38.2% Top 300 relationships $2,211.0 40.9% Individual Groupings Principal (millions) Largest Relationship $44.5 10th Largest Relationship $25.0 100th Largest Relationship $6.4 200th Largest Relationship $4.0 300th Largest Relationship $2.6 $44.6 $10.4 $6.3 $5.0 $4.0 $3.2 $2.6 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Relationship Size Number of Relationships 10

Capital and TBV – 1Q17 • 8 quarters of growth in TBV despite M&A • TBV impacted in 1Q by $1.67 per share associated with the capital raise Consistent Growth in TBV • TCE / TA at year end of 8.85%, up from 7.46% at the end of 2016 • 1Q 2017 Operating ROTCE of 15.8% • Normalized ROTCE in the range of 14% - 15% for 2017 Steady Capital Levels Support Growth Rate $11.81 $12.31 $12.65 $13.13 $13.89 $14.38 $14.42 $16.57 $6.0 $8.5 $11.0 $13.5 $16.0 $18.5 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Tangible Book Value Per Share 11

Investment Rationale Attractive Multiples • Top Quartile ROA & Top Quartile Growth Rate • ROTCE’s approaching 15 % with normalized capital levels • Efficiency ratio in the 58% - 59 % range means incremental growth is materially more profitable Operating Performance M&A Opportunities • Disciplined Acquirer that announces deals with reliable metrics • Making accelerated progress on BSA – on track with all deadlines • Current capital position gives us significantly more flexibility in driving consideration mix and metrics • Premium multiples (PE and TBV) give us an advantage in driving M&A with little to no TBV dilution • Trading at 13 . 6 x 2018 consensus estimates vs . approximately 15 . 0 x for our peer group • TBV overhang eliminated with additional capital . Current TBV multiple reduced from 335 % in 4 Q 2016 to 265 % currently Peer group includes CSFL, SSB, STBZ, HOMB, OZRK, PSTB, LION, PNFP, SFNC, UCBI 12

Ameris Bancorp Press Release & Financial Highlights March 31, 2017